SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2003

QUINTILES TRANSNATIONAL CORP.
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-23520 (Commission File No.)	56-1714315 (I.R.S. Employer Identification Number)

4709 Creekstone Drive, Riverbirch Building, Suite 200, Durham, North Carolina 27703-8411
(Address of principal executive offices)

(919) 998-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

     On April 10, 2003, Quintiles Transnational Corp. (the “Company”) issued a press release announcing that it had entered into an Agreement and Plan of Merger, dated as of April 10, 2003 (the “Merger Agreement”), with Pharma Services Holding, Inc. (“Pharma Services”) and Pharma Services Acquisition Corp. (“Merger Sub”). Under the terms of the Merger Agreement, each of the outstanding shares of the Company’s common stock, other than shares held by subsidiaries of the Company or Pharma Services and its affiliates, will be converted upon completion of the merger into the right to receive $14.50 per share in cash. Upon completion of the merger, Merger Sub will be merged into the Company, with the Company surviving as a wholly owned subsidiary of Pharma Services. A conformed copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     Also on April 10, 2003, simultaneously with signing the Merger Agreement, the Company amended its Amended and Restated Rights Agreement, dated as of November 5, 1999 and amended and restated as of May 4, 2000, (the “Rights Agreement”) between the Company and Wachovia Bank, N.A. (as successor by merger to First Union National Bank), as Rights Agent (the “Rights Agent”), to eliminate the operation and effects of the Rights Agreement with respect to the execution, delivery and performance of the Merger Agreement, the public announcement thereof, and consummation of the merger. A conformed copy of the Rights Agreement amendment has been filed as an Exhibit to a Registration Statement on Form 8-A/A filed by the Company with the Securities and Exchange Commission on April 11, 2003 and is incorporated herein by reference. Copies of the Rights Agreement and the amendment are available free of charge to shareholders from the Company.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number	Description of Exhibit

2.01	Agreement and Plan of Merger, dated as of April 10, 2003, by and among the Company, Pharma Services Holding, Inc. and Pharma Services Acquisition Corp.
4.01	Amendment to Rights Agreement dated as of April 10, 2003, by and between the Company and Wachovia Bank, N.A., as Rights Agent (successor by merger to First Union National Bank) (incorporated by reference from the Company’s Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on April 11, 2003)
99.01	Press Release of the Company, dated April 10, 2003 (incorporated by reference from the Company’s press release filed with the Securities and Exchange Commission on April 11, 2003 under cover of Schedule 14A)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINTILES TRANSNATIONAL CORP.

	By:	/s/ John S. Russell

Dated: April 11, 2003		John S. Russell
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.01	Agreement and Plan of Merger, dated as of April 10, 2003, by and among the Company, Pharma Services Holding, Inc. and Pharma Services Acquisition Corp.
4.01	Amendment to Rights Agreement dated as of April 10, 2003, by and between the Company and Wachovia Bank, N.A., as Rights Agent (successor by merger to First Union National Bank) (incorporated by reference from the Company’s Registration Statement on Form 8-A/A filed with the Securities and Exchange Commission on April 11, 2003)
99.01	Press Release of the Company, dated April 10, 2003 (incorporated by reference from the Company’s press release filed with the Securities and Exchange Commission on April 11, 2003 under cover of Schedule 14A)